SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                pursuant to Exchange Act Rule 0-11 (set forth the amount on
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                EXPLANATORY NOTE

                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on April 15, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

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[QUANTA SERVICES, INC. LOGO]                                       PRESS RELEASE


FOR IMMEDIATE RELEASE

Contacts:
James Haddox, CFO                Jim Barron                  Ken Dennard / kdennard@easterly.com
Reba Reid                        Jonathan Gasthalter         Lisa Elliott / lisae@easterly.com
Quanta Services, Inc.            Citigate Sard Verbinnen     Easterly Investor Relations
713-629-7600                     212-687-8080                713-529-6600


                     QUANTA SETS MAY 23, 2002 ANNUAL MEETING

                      WILL MAIL DEFINITIVE PROXY MATERIALS

HOUSTON - APRIL 15, 2002 - Quanta Services, Inc. (NYSE: PWR), a leading provider of specialized contracting services to the electric power, gas, telecommunications and cable television industries, today announced that it has filed a definitive proxy statement with the Securities and Exchange Commission and has set its annual meeting for Thursday, May 23, 2002. The meeting will be held at 9:00 local time at the Houston St. Regis Hotel.

Quanta will mail its definitive proxy statement this week. The mailing will include a white proxy card which stockholders will be asked to sign and in support of Quanta's current Board of Directors. Stockholders of record as of the close of business on Monday, April 29, 2002 will be eligible to vote at the meeting. At the meeting, Aquila, Inc. (NYSE: ILA) is seeking to remove all of Quanta's existing Directors and replace them with its nominees in order to facilitate the consolidation of Quanta's earnings into Aquila's financial statements.

John R. Colson, Quanta's chief executive officer, said, "It is important that all stockholders exercise their right to vote at this critical annual meeting. We encourage them to sign and return the white proxy cards as soon as they receive them."

Colson continued, "Contrary to what Aquila has said in order to meet its own objectives, Quanta is performing well, delivering strong financial and operational results relative to its peers and has excellent long-term growth prospects. In 2001, Quanta generated record revenues of $2.01 billion and record cash flow from operations of $210 million, alongside stronger EPS performance and better EBIT and EBITDA margins than its competitors.

Members of Quanta's Board continue to make significant contributions to Quanta's business and two of the Company's Directors were responsible for almost 35% of Quanta's 2001 revenues. Investors should note that seven of Aquila's nominees do not own any Quanta stock and six are executives of Aquila or an entity it controls."

Colson concluded, "As Aquila has said in the past, its nominees to Quanta's Board are pledged to serve Aquila's interests if elected. Quanta's Board will continue to vigorously oppose Aquila's efforts to take control of Quanta to fulfill its own accounting imperatives, without providing appropriate benefits or protections to our other stockholders."

Important Information

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders, and anticipates disseminating the proxy statement beginning on April [15], 2002. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This press release contains various forward-looking statements and information. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the Company's reports filed under the Securities Exchange Act of 1934.


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